Exhibit 99.1

August 12, 2002

Via Telecopy: (202) 942-9651; and
FedEx

Jonathon G. Katz, Secretary
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549-0609

Re: Commission Order of the Securities Exchange Act of 1934
File No. 4-460 pursuant to Section 21(a)(i)

Dear Mr. Katz:

Transmitted herewith are written statements under oath of Kent Kresa, Northrop Grumman Corporation’s Chairman and Chief Executive Officer and Richard B. Waugh, Jr., Northrop Grumman’s Corporate Vice President and Chief Financial Officer, both in the form of Exhibit A to the above-captioned Order and each declaring that the contents of the statement have been reviewed with the Audit Committee of the Northrop Grumman Corporation Board of Directors.

Very truly yours, NORTHROP GRUMMAN CORPORATION

By:	/s/ John H. Mullan
John H. Mullan Corporate Vice President and Secretary

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